UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2004

                      FORTUNE NATURAL RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)

           DELAWARE                 1-12334                 95-4114732
           --------                 -------                 ----------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


               515 W. GREENS ROAD, SUITE 720, HOUSTON, TEXAS 77067
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170

                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

      On June 1, 2004, Fortune Natural Resources Corporation, a Delaware corporation (the "Registrant") filed a voluntary petition in the United Stated Bankruptcy Court, Eastern District of Louisiana, for relief under Chapter 11 of Title 11, U.S.C. Section 101- 1330 (the "Bankruptcy Code"). As of the date of this filing, the Registrant continues to own its property and operate its business as a Debtor-in-Possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code and no trustee or examiner has been appointed in this case.

      This Form 8-K is being filed to disclose the fact that Monthly Report for the month of July 2004 has been filed with United Stated Bankruptcy Court, Eastern District of Louisiana in connection with Case No. 04-14112.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit No.   Description
      -----------   ------------

         99.1 Monthly Report for the month of July 2004 filed with United States Bankruptcy Court, Eastern District of Louisiana in connection with Case No. 04-14112; this Monthly Report includes the following sub-reports: (i) Comparative Balance Sheet; (ii) Profit and Loss Statement; (iii) Cash Receipts and Disbursement Statement; (iv) Quarterly Fee Summary;
                   (iv) Narrative and (v) Monthly Operating Report.


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FORTUNE NATURAL RESOURCES CORPORATION



                             By: /s/ Barry Feiner
                                 -----------------------------------
                                 Barry Feiner
                                 Corporate Secretary




Date: September 2, 2004